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                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934


   Date of Report (date of earliest event reported):  September 26, 1995



                         MORGAN STANLEY GROUP INC.
          (Exact name of registrant as specified in its charter)



          Delaware              1-9085              13-2838811
      (State or other      (Commission File      (I.R.S. Employer
      jurisdiction of          Number)            Identification
      incorporation or                               Number)
       organization)

           1251 Avenue of the Americas, New York, New York 10020
        (Address of principal executive offices including zip code)


    Registrant's telephone number, including area code: (212) 703-4000

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Item 5.  Other Events

     Attached and incorporated herein by reference as Exhibit 99 is a press release summarizing the financial results of Morgan Stanley Group Inc. (the "Company") for the three-month and six-month periods ended August 31, 1995 and July 31, 1994 and for the seven-month period ended August 31, 1995 and announcing the declaration by the Company's Board of Directors of a quarterly cash dividend of 32 cents per share.


Item 7(c).  Exhibits

99. Press release dated September 26, 1995 summarizing the financial results of the Company for the three-month and six-month periods ended August 31, 1995 and July 31, 1994 and for the seven-month period ended August 31, 1995 and announcing the declaration by the Company's Board of Directors of a quarterly cash dividend.

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                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   MORGAN STANLEY GROUP INC.
                                   Registrant




                                   /s/Patricia A. Kurtz
                                   ----------------------------
                                   Patricia A. Kurtz
                                   Assistant Secretary



Date:     September 26, 1995

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                           Index to Exhibits

Exhibit No.   Description
- ----------    -----------
99.           Press release dated September 26, 1995
              summarizing the financial results of the Company for the three-month and six-month periods ended August 31, 1995 and July 31,
              1994 and for the seven-month period ended
              August 31, 1995 and announcing the
              declaration by the Company's Board of
              Directors of a quarterly cash dividend.